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                                                                    Exhibit 23


                      CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


    As independent public accountants, we hereby consent to the incorporation by reference of our reports dated November 14, 1997 and to all references to our firm, included in this Form 10-K, into the Company's previously filed Registration Statements on Form S-8 (File Nos. 33-57210, 33-62542 and 333-12877) and Form S-3 (File Nos. 33-57817, 333-01217 and 333-20371).



                                       /s/ Arthur Andersen LLP
                                       --------------------------------------


Atlanta, Georgia
December 19, 1997